UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2010

Cirrus Logic, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17795	77-0024818
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2901 Via Fortuna, Austin, Texas		78746
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	512-851-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Cirrus Logic, Inc. (the “Company”) was held on July 23, 2010.  At the Annual Meeting, the Company’s stockholders voted on the following proposals described in detail in the Company’s Proxy Statement, dated June 1, 2010.

Proposal One
Election of Directors

Name	For	Against	Broker Non-Votes
Michael L. Hackworth	45,335,284	1,211,795	15,798,973
John C. Carter	45,916,706	630,373	15,798,973
Timothy R. Dehne	45,958,477	588,602	15,798,973
D. James Guzy	45,511,354	1,035,725	15,798,973
Jason P. Rhode	45,681,675	865,404	15,798,973
William D. Sherman	45,887,470	659,609	15,798,973
Robert H. Smith	41,329,154	5,217,925	15,798,973

Proposal Two
Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year Ending
March 26, 2011

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
61,212,223	801,356	332,473	—

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cirrus Logic, Inc.

July 27, 2010	By:	Thurman K. Case

Name: Thurman K. Case
Title: Chief Financial Officer